Vestaur Securities, Inc.
Semi-Annual Report To Stockholders
May 31, 1998 (unaudited)

BOARD OF DIRECTORS
Glen T. Insley
Paul B. Fay, Jr.
Robert F. Gurnee
John C. Jansing
James S. Morgan
Charles P.  Pizzi
Philip R. Reynolds
Marciarose Shestack

OFFICERS
Glen T. Insley
Chairman

Dung Vukhac
President

Michael F. Melloy
Vice President

Karen G. Bater
Assistant Vice President and Secretary

J. Kevin Kenely
Treasurer


ADVISOR
First Union National Bank

Vestaur Securities, Inc.
Shareholder Letter


Semiannual Report, period ending May 31, 1998

Dear Fellow Shareholders:

The rally in bond prices continued in the first half of our current fiscal year as the yield on the 30-year benchmark U.S. Treasury bond declined from 6.04% in November to 5.80% at the end of May. Fueled by domestic demand, GDP grew much faster than consensus forecasts during this period, driving the unemployment rate to a 28 year low of 4.3% and causing the Federal Reserve to shift the bias of its policy directive from neutral toward tightening in March. Lower than expected inflation and the severity of the Asian economic crisis kept the monetary policy hawks at bay, however, and the Federal Funds target rate remained unchanged. Bond market performance also benefited from a favorable supply/demand balance. The emergence of a sizeable Federal budget surplus in fiscal 1998 led to a sharp reduction in the supply of treasury securities. Demand for bonds, by contrast, rose sharply as foreign investors sought the strength and safety of dollar-denominated fixed income securities and domestic investors re-allocated portfolio assets in response to the outlook for weaker corporate earnings growth ahead.

The bond market has rallied further since the end of May, pushing yield on long treasury bonds to new historical lows. Near term, we feel that favorable fundamentals have already been fully priced into the market. Longer term, however, we remain constructive on the outlook for fixed income securities given the current context of fiscal and monetary policies.

The Net Assets of the Fund on May 31, 1998, were $99,892,718 or $14.91 per share. This compares favorably with Net Assets value of $98,594,325 or $14.82 per share on November 31, 1997. At the April 28, 1998 meeting, the Directors of Vestaur Securities, Inc. declared a quarterly dividend of 26 cents per share. This regular dividend is payable on July 16, 1998 to shareholders of record on June 30, 1998.

Last April, as a result of the pending merger between CoreStates and First Union, the Fund's Directors and Shareholders approved a new investment advisory agreement with First Union National Bank. First Capital Group, a division of Capital Management Group of First Union National Bank, is now the investment advisor to the Fund. There has been no material change, however, in the Fund's management and investments as a result of the merger.

A major benefit of the merger is the availability of even more investment research and administrative resources to the Fund and its shareholders through First Union's Capital Management Group. The Group currently manages or oversees the management of over $85 billion in assets belonging to a wide range of clients, including the Evergreen family of funds. With $16.4 billion in fixed income assets under management, First Capital Group also has significant depth of experience and expertise in the areas of credit research and bond portfolio management. We look forward to continue providing Vestaur's shareholders with excellent investment service as in the past.

Sincerely,
Glen T. Insley, CFA
Chairman of the Board


                                        SCHEDULE OF INVESTMENTS
                                             May 31, 1998
                                             (unaudited)
PRINCIPAL
AMOUNT                                                                         VALUE

LONG-TERM BONDS AND NOTES

              INDUSTRIAL AND CONGLOMERATE - 41.1%

$  3,500,000  Air Products & Chemicals Inc. 8.875% 8/1/01                $   3,766,035
   1,000,000  American Standard Inc. 9.875% 6/1/01                           1,028,750
     500,000  American Standard Inc. 10.875% 5/15/99                           516,250
   1,000,000  AT&T Corp. 8.35% 1/15/25                                       1,121,570
   1,500,000  AT&T Corp. 8.625% 12/1/31                                      1,674,030
   1,000,000  Baxter International Inc. 8.875% 6/15/18                       1,044,880
   2,000,000  Burlington Northern Inc. 7.50% 7/15/23                         2,047,820
   3,000,000  Crown Cork & Seal Inc. 8.00% 4/15/23                           3,147,840
     450,000  Dayton Hudson Corp. 10.00% 12/1/00                               490,491
   2,000,000  Diamond Shamrock Inc. 8.00% 4/1/23                             2,084,080
   2,000,000  Du Pont de Nemours & Co. 8.25% 1/15/22                         2,162,860
   4,400,000  Georgia Pacific Corp. 8.125% 6/15/23                           4,577,320
   3,000,000  Northrop Grumman Corp. 9.375% 10/15/24                         3,599,640
   1,400,000  Occidental Petroleum Corp. 7.20% 4/1/28                        1,416,156
   1,000,000  Occidental Petroleum Corp. 8.50% 9/15/04                       1,024,420
     401,000  Pennzoil Co. 9.625% 11/15/99                                     420,196
     230,000  Pennzoil Co. 10.625% 6/1/01                                      239,441
   1,500,000  Ralston Purina Co. 9.30% 5/1/21                                1,916,655
   2,000,000  Southwest Airlines Co. 9.15% 7/1/16                            2,462,580
   4,200,000  Time Warner Inc. 9.125% 1/15/13                                5,106,066
   1,000,000  USX Marathon Group 9.375% 2/15/12                              1,201,110

                                                                            41,048,190

              BROADCASTING AND MEDIA - 15.9%

   1,000,000  Chancellor Media Corp. 8.75% 6/15/07                           1,027,500
   2,000,000  Comcast Corp. 9.125% 10/15/06                                  2,125,000
   1,960,000  Comcast Corp. 10.25% 10/15/01                                  2,156,353
   4,000,000  Lenfest Communications, Inc. 8.375% 11/1/05                    4,190,000
   2,500,000  Rogers Cablesystems Limited 9.625% 8/1/02                      2,675,000
   1,500,000  Viacom, Inc. 7.625% 1/15/16                                    1,594,650
   1,000,000  Viacom, Inc. 8.00% 7/7/06                                      1,030,000
   1,000,000  Viacom, Inc. 10.25% 9/15/01                                    1,113,900

                                                                            15,912,403

              FINANCIAL AND INSURANCE - 14.5%

   1,000,000  Chase Manhattan Corp. 10.00% 6/15/99                           1,039,450
   3,800,000  Chrysler Financial Corp. 9.50% 12/15/99                        3,991,748
   1,000,000  CIGNA Corp. 8.30% 1/15/23                                      1,148,170
   1,055,000  CIGNA Corp. 8.75% 10/1/01                                      1,136,298
   3,000,000  Deere John Capital Corp. 9.625% 11/1/98                        3,044,070
   1,000,000  Ford Motor Credit Co. 9.25% 6/15/98                            1,001,280
   1,000,000  GMAC 8.625% 6/15/99                                            1,026,180
   1,900,000  GMAC 9.625% 12/15/01                                           2,109,038

                                                                            14,496,234

              PUBLIC UTILITIES - 9.1%

   3,250,000  Illinois Power Co. 8.00% 2/15/23                               3,420,690
     840,000  Niagara Mohawk Power Corp. 8.75% 4/1/22                          925,117
   1,410,000  Tennessee Valley Authority 8.25% 9/15/34                       1,444,277
   2,000,000  Texas Utilities Electric Co. 8.50% 8/1/24                      2,174,260
   1,000,000  Texas Utilities Electric Co. 8.75% 11/1/23                     1,098,380

                                                                             9,062,724

              U.S. GOVERNMENT AGENCIES - 8.0%

     819,336  GNMA 8.00% 8/15/24, Pool #392478X                                852,110
     800,575  GNMA 8.00% 8/15/24, Pool #394649X                                832,597
     342,741  GNMA 8.00% 3/15/22, Pool #318816                                 357,842
     643,174  GNMA 8.50% 9/15/24, Pool #385902X                                679,147
     432,275  GNMA 8.50% 2/15/25, Pool #386672X                                456,184
     838,810  GNMA 8.50% 1/15/27, Pool #393235X                                885,205
   1,139,689  GNMA 8.50% 10/15/24, Pool #215821X                             1,203,432
     295,398  GNMA 9.00% 12/15/19, Pool #198566                                319,765
     517,529  GNMA 9.00% 1/15/20, Pool #202923                                 559,413
     221,969  GNMA 9.00% 12/15/19, Pool #267601                                240,279
      86,317  GNMA 9.00% 3/15/21, Pool #299269                                  93,168
     103,720  GNMA 9.00% 1/15/21, Pool #291873                                 111,951
      63,812  GNMA 9.50% 5/15/19, Pool #271455                                  69,179
     360,156  GNMA 9.50% 9/15/19, Pool #274141                                 390,449
      39,469  GNMA 9.50% 6/15/20, Pool #290655                                  42,769
     246,920  GNMA 10.00% 1/15/19, Pool #266987                                272,854
     275,969  GNMA 10.00% 3/15/20, Pool #285190                                305,556
      88,329  GNMA 10.00% 4/15/20, Pool #285618                                 97,799
     141,715  GNMA 10.50% 4/15/19, Pool #262170                                158,100
      59,607  GNMA 10.50% 5/15/19, Pool #274947                                 66,498

                                                                             7,994,297

              TRUST PREFERRED - 4.3%
   4,000,000  MBNA Capital 8.278% 12/1/26                                    4,248,360

              CANADIAN - 1.9%
   1,780,000  Hydro Quebec 13.25% 12/15/13                                   1,930,214

              RESIDENTIAL SECURITIES - 0.0%
      15,684  Residential Mortgages (first and second), Participation,
              8.375% AverageYield, 2 Year Average Maturity,
              Acquired  12/29/77                                                15,273

              TOTAL INVESTMENTS (cost $91,391,678)        98.4%             94,707,695
              OTHER ASSETS AND LIABILITIES (NET)           5.2               5,185,023
              NET ASSETS                                 100.0%          $  99,892,718



LEGEND OF PORTFOLIO ABBREVIATIONS:
GNMA    Government National Mortgage Association

                              See Notes to Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
                                                                            May 31, 1998
                                                                             (unaudited)
ASSETS
    Investments at market value (identified cost - $91,391,678)          $   94,707,695
    Cash                                                                         24,450
    Receivable for investments sold                                           2,866,875
    Interest receivable                                                       2,366,641
    Prepaid assets                                                               10,782
      Total assets                                                           99,976,443

LIABILITIES
    Advisory fee payable                                                         57,921
    Accrued expenses and other liabilities                                       25,804
      Total liabilities                                                          83,725

NET ASSETS                                                               $   99,892,718

NET ASSETS REPRESENTED BY
    Common stock, par value $.01 per share                               $       67,010
    Capital in excess of par value                                           95,103,885
    Undistributed net investment income                                       1,202,174
    Accumulated net realized gain on investments                                203,632
    Net unrealized appreciation on investments                                3,316,017
      Total Net Assets                                                   $   99,892,718

SHARES OUTSTANDING                                                            6,700,954

NET ASSET VALUE PER SHARE                                                $        14.91

                              See Notes to Financial Statements


STATEMENT OF OPERATIONS


                                                                              Six Months
                                                                                ended
                                                                             May 31, 1998
                                                                             (unaudited)


INVESTMENT INCOME
    Interest                                                             $    4,003,492

EXPENSES
    Advisory fee                                                                344,735
    Directors' fees and expenses                                                 39,823
    Professional fees                                                            21,521
    Custodian fee                                                                10,635
    Other                                                                       100,792
      Total expenses                                                            517,506

NET INVESTMENT INCOME                                                         3,485,986

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                            201,292
    Net change in unrealized appreciation (depreciation) on investments         565,197
      Net realized and unrealized gain on investments                           766,489

NET INCREASE IN NET ASSTES RESULTING FROM OPERATIONS                     $    4,252,475

                              See Notes to Financial Statements



STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six Months              Year
                                                           ended                ended
                                                        May 31,1998        November 30, 1997
                                                        (unaudited)

OPERATIONS
    Net investment income                           $    3,485,986       $    7,141,867
    Net realized gain on investments                       201,292              360,307
    Net change in unrealized
    appreciation (depreciation)on investments              565,197              377,714
      Net increase in net assets
      resulting from operations                          4,252,475            7,879,888

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income                               (3,466,699)          (7,141,867)
    Net realized gain on investments                      (199,573)             (61,898)
      Total distributions                               (3,666,272)          (7,203,765)

CAPITAL SHARE TRANSACTIONS
    Net asset value of common shares
    issued under the Automatic
    Dividend Investment Plan                               712,190               11,124

TOTAL INCREASE IN NET ASSETS                             1,298,393              687,247

NET ASSTES
    Beginning of period                                 98,594,325           97,907,078
    End of period (Including
    undistributed net investment
    income of $1,202,174 and $1,182,887,
    respectively)                                   $   99,892,718       $   98,594,325

                              See Notes to Financial Statements


FINANCIAL HIGHLIGHTS -The following table includes selected data for each share of common stock outstanding throughout each period and other performance information derived from the financial statements and market price data.
                                                Six Months
                                                  ended
                                               May 31,1998          Years ended November 30,
                                               (unaudited)          1997           1996          1995          1994         1993
Net asset value beginning of period           $  14.82          $  14.72       $  15.17     $   13.58      $  15.64     $  14.93
Income from investment operations
Net investment income                             0.52              1.07           1.08          1.09          1.09         1.14
Net realized and unrealized
gain (loss) on investments                        0.12              0.11          (0.39)         1.63         (1.90)        0.72
Total from investment operations                  0.64              1.18           0.69          2.72         (0.81)        1.86
Less distributions from
Net investment income                            (0.52)            (1.07)         (1.08)        (1.08)        (1.09)       (1.14)
In excess of net investment income                   0             (0.01)         (0.01)            0         (0.01)       (0.01)
Net realized gain on investments                 (0.03)                0              0         (0.05)        (0.05)           0
In excess of net realized
gain on investments                                  0                 0          (0.05)            0         (0.10)           0
Total distributions                              (0.55)            (1.08)         (1.14)        (1.13)        (1.25)       (1.15)
Net asset value end of period                 $  14.91          $  14.82       $  14.72     $   15.17      $  13.58     $  15.64
Market value end of period                    $  13.94          $  14.06       $  13.50     $   13.625     $  12.375    $  15.50
Total Return
Based on market value (a)                         2.90%            12.58%          7.69%        19.76%       (12.91%)      18.25%
Based on net asset value (b)                      4.42%             8.50%          4.91%        20.93%        (6.39%)      12.86%
Ratios/supplemental data
Ratios to average net assets
Expenses                                          1.05%(c)          0.9%           0.9%          0.9%          0.9%          0.9%
Net investment income                             7.06%(c)          7.4%           7.4%          7.6%          7.6%          7.4%
Portfolio turnover                               20.92%            33.4%          47.4%         39.2%         24.6%         42.0%
Net assets end of period (in thousands)       $  99,893         $ 98,594       $ 97,907     $ 100,938      $ 90,333     $ 103,345

(a) The market value total return is based on the current market value of a purchase on the first day and of a sale on the last day of each period, assuming the reinvestment of dividends and other distributions at prices obtained by the Company's dividend reinvestment plan.

(b) The net asset value total return is computed on a similar basis except the dividends and other distributions are reinvested at the ex-dividend date net asset value. These percentages are not an indication of the performance of a shareholders investment in the Company based on market value due to differences between the market price and the net asset value of the Company during the period.

(c)     Annualized

                            See Notes to Financial Statements

Vestaur Securities, Inc.
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 -  SIGNIFICANT ACCOUNTING POLICIES

Vestaur Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The primary investment objective of the Company is to seek a high level of current income for its shareholders through investment in a diversified portfolio of debt securities which management considers to be of high quality, of which some may be privately placed and some may have equity features.

The following is a summary of significant accounting policies. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

  (a)    Valuation of Securities -
         U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

         Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

  (b)    Security Transactions and Investment Income -
         Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis.

  (c)    Federal Taxes -
         The Company has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Company will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Company also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Company's policy not to distribute such gains.

  (d)    Distributions -
         Dividends to stockholders are recorded on the ex-dividend date. Stockholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

         Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of paydown gains and losses.

NOTE 2 - CAPITAL SHARE TRANSACTIONS

The Company has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the six months ended May 31, 1998, the Company issued 48,516 shares and for the year ended November 30, 1997, the Company issued 762 shares.

NOTE 3 - SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the six months ended May 31, 1998 were $20,337,422 and $22,253,093, respectively.

NOTE 4 - INVESTMENT ADVISORY AGREEMENT

Prior to April 28, 1998, CoreStates Investment Advisers served as the investment adviser to the Company. In return for providing investment management and administrative services, the Company paid an advisory fee that was paid monthly. The advisory fee was computed at an annual rate of 0.50% of the average monthly net assets plus 2.50% of net investment income.

Effective April 28, 1998, CoreStates Bank N.A., a subsidiary of CoreStates Financial Corp. and parent company of CoreStates Investment Advisers, merged with and into First Union Corporation ("First Union"). As a result, under a new investment advisory agreement between the Company and First Union National Bank ("FUNB"), a subsidiary of First Union, FUNB became the investment adviser. The terms and conditions of the new investment advisory agreement with FUNB are unchanged.

Officers of the Funds and affiliated Directors receive no compensation directly from the Funds.

ADDITIONAL INFORMATION (unaudited)

On April 28, 1998 the Annual meeting of shareholders of the Company was held to consider a number of proposals. On March 20, 1998, the record date of the meeting, the Company had:

Record Date Shares Outstanding                                     6,681,019
Shares represented at meeting                                      4,902,491
Percentage of record date shares represented at the meeting           73.38%


The votes recorded at the meeting, by proposal, were as follows:

PROPOSAL 1 - ELECTION OF DIRECTORS:
Shares voted "For"                                                 4,832,189
Shares voted "Against"                                                     0
Shares voted "Abstain"                                                70,302


PROPOSAL 2 - RATIFICATION OF AUDITORS:
Shares voted "For"                                                 4,824,523
Shares voted "Against"                                                28,883
Shares voted "Abstain"                                                49,085


PROPOSAL 3 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT:
Shares voted "For"                                                 4,721,193
Shares voted "Against"                                                63,230
Shares voted "Abstain"                                               118,068



VESTAUR SECURITIES, INC.
Centre Square West - Upper Mezz
P.O. Box 7558
Philadelphia, PA 19101-7558


CUSTODIAN
State Street Bank and Trust Company
Box 9021
Boston, MA 02205-9827

TRANSFER AGENT, DIVIDEND
Disbursing Agent & Registrar
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500

SHAREHOLDER RELATIONS
First Chicago Trust Company
of New York
P.O. BOX 2500
Jersey City, NJ 07303-2500
(201) 324-0313

Common Stock listed on New York Stock Exchange, Symbol VES.